               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20459



                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report:                  November 20, 1998
                                                ------------------

               Date of earliest event reported: October 31, 1998
                                                ------------------


                         Commission File No. 0-10587
                                            --------


                         FULTON FINANCIAL CORPORATION
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            (Exact name of registrant as specified in its charter)


                   PENNSYLVANIA                       23-2195389
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          (State or other jurisdiction of          (I.R.S. Employer
           incorporation or organization)         Identification No.)


        One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania     17604
       --------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)

                                (717) 291-2411
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             (Registrant's telephone number, including area code)

Item 5. Other Events
--------------------


     The attached unaudited financial information is filed pursuant to the requirements of Securities and Exchange Commission Accounting Series Release No.
130. This information reports the results of operations of Fulton Financial Corporation and subsidiaries for the ten months ended October 31, 1998, which includes the combined operations of Fulton Financial Corporation and Ambassador Bank of the Commonwealth from September 11, 1998. This information should be read in conjunction with the financial statements set forth in the Annual Report on Form 10-K filed by Fulton Financial Corporation for the year ended December 31, 1997.

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

FULTON FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
FOR THE TEN MONTHS ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------
(Dollars in thousands)

 INTEREST INCOME
--------------------------------------------------------------------------------
 Loans, including fees............................................   $  282,423
 Investment securities:
   Taxable........................................................       49,202
   Tax-exempt.....................................................        3,721
   Dividends......................................................        2,860
 Federal funds sold...............................................        1,515
 Interest-bearing deposits with other banks.......................          187
                                                                     ----------
      Total Interest Income.......................................      339,908

 INTEREST EXPENSE
--------------------------------------------------------------------------------
 Deposits.........................................................      134,029
 Short-term borrowings............................................        7,404
 Long-term debt...................................................        6,253
                                                                     ----------
      Total Interest Expense......................................      147,686

      Net Interest Income.........................................      192,222
 PROVISION FOR LOAN LOSSES........................................        4,727
                                                                     ----------

      Net Interest Income After Provision for Loan Losses.........      187,495
                                                                     ----------

 OTHER INCOME
--------------------------------------------------------------------------------
 Trust department.................................................       10,449
 Service charges on deposit accounts..............................       16,184
 Other service charges and fees...................................       10,662
 Gain on sale of mortgage loans...................................        2,762
 Investment securities gains......................................       10,481
                                                                     ----------
                                                                         50,538

 OTHER EXPENSES
--------------------------------------------------------------------------------
 Salaries and employee benefits...................................       69,371
 Net occupancy expense............................................       11,038
 Equipment expense................................................        8,001
 FDIC assessment expense..........................................          609
 Special services.................................................        8,605
 Other............................................................       34,502
                                                                     ----------
                                                                        132,126

      Income Before Income Taxes..................................      105,907
 INCOME TAXES.....................................................       33,386
                                                                     ----------

      Net Income..................................................   $   72,521
                                                                     ==========

--------------------------------------------------------------------------------
 PER-SHARE DATA:
 Net income (basic)...............................................   $     1.16
 Net income (diluted).............................................   $     1.15
 Dividends per share..............................................   $    0.431

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

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FULTON FINANCIAL CORPORATION


                                             By:  /s/ Charles J. Nugent
                                                  ------------------------------
                                                  Charles J. Nugent
                                                  Executive Vice President and
                                                  Chief Financial Officer


Date:  November 20, 1998

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